UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2024

StepStone Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39510	84-3868757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue, 45th Floor

New York, NY 10172

(Address of Principal Executive Offices)

(212) 351-6100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Agreements

As previously disclosed by StepStone Group Inc., a Delaware corporation (the “Company”), certain of the Company’s consolidated subsidiaries are not wholly-owned by the Company, namely StepStone Group Real Estate LP, a Delaware limited partnership (“SRE”), StepStone Group Real Assets LP, a Delaware limited partnership (“SIRA”) and Swiss Capital Alternative Investments AG, a private company limited by shares incorporated in the canton of Zurich (“SPD” collectively with SRE and SIRA, the “Asset Class Entities”, and each, an “Asset Class Entity”). The Company is announcing today that it has entered into the Transaction Agreements (as defined below), with a path to owning all of the outstanding equity interests of SRE, SIRA and SPD over a defined period of time. The acquisition of equity interests of the Asset Class Entities is subject to the terms and conditions of the Transaction Agreements.

On February 7, 2024, the Company and StepStone Group LP, a Delaware limited partnership (the “Partnership”) entered into (i) a Transaction Agreement (the “SRE Transaction Agreement”) with SRE, Jeffrey Giller, solely in his capacity as seller representative (the “SRE Asset Class Head”), and the seller parties signatory thereto (the “SRE Sellers”), (ii) a Transaction Agreement (the “SIRA Transaction Agreement”) with SIRA, James O’Leary, solely in his capacity as seller representative (the “SIRA Asset Class Head”), and the seller parties signatory thereto (the “SIRA Sellers”), and (iii) a Transaction Agreement (the “SPD Transaction Agreement”, and collectively with the SRE Transaction Agreement and SIRA Transaction Agreement, the “Transaction Agreements”, and each, a “Transaction Agreement”) with StepStone Europe Limited, a private limited liability company incorporated in England and a wholly-owned subsidiary of the Company, SPD, Marcel Schindler, solely in his capacity as seller representative (the “SPD Asset Class Head” and collectively with the SRE Asset Class Head and SIRA Asset Class Head, the “Asset Class Heads”, and each, an “Asset Class Head”), and SC Partner LP, a Cayman Islands exempted limited partnership (the “SPD Seller” and collectively with the SRE Sellers and the SIRA Sellers, the “Sellers”, and each, a “Seller”).

The Transaction Agreements provide for, among other things and subject to the terms and conditions therein, including with respect to any Acceleration Exchange, Termination Acceleration Exchange and Change of Control Exchange (each as defined in the applicable Transaction Agreement), the exchange of the Sellers’ equity interests in SRE, SIRA and SPD, as applicable, for a combination of (i) newly created Class D equity interests in the Partnership with terms substantially similar to the Partnership’s existing Class C Units, in the case of SRE and SIRA (the “Unit Consideration”) or shares of the Company’s Class A Common Stock, par value $0.001 per share, in the case of SPD (the “Class A Common Stock”, and such shares, the “SPD Stock Consideration”) and (ii) cash, in up to ten annual exchanges (increased to up to fifteen annual exchanges in certain circumstances in the case of the SIRA Sellers). The portion of the equity interests to be acquired in each annual exchange is set forth in an exchange schedule attached to each Transaction Agreement and is approximately 5% of each Asset Class Entity on each contemplated annual exchange date. The amount of consideration to be delivered will be calculated using exchange ratios determined each year based on a formula establishing an assumed value of each Asset Class Entity based on its estimated adjusted net income, relative to an adjusted trading multiple for the Class A Common Stock relative to the Company’s estimated adjusted net income.

Pursuant to each Transaction Agreement, and subject to receipt of required regulatory and other approvals, the consideration for the first exchange will be calculated using a reference date of April 1, 2024 (the “Initial Reference Date”) and the first exchange will be consummated promptly following the Initial Reference Date upon the satisfaction or waiver of the conditions set forth in such Transaction Agreement applicable to the first exchange, including publication of the Company’s audited financial statements for the fiscal year ending March 31, 2024. The Transaction Agreements also provide for up to nine subsequent annual exchanges (or up to fourteen subsequent exchanges in certain circumstances in the case of the SIRA Transaction Agreement), in each case with a calculation reference date of April 1 and consummation promptly following satisfaction or waiver of the conditions set forth in such Transaction Agreement, including delivery of audited financial statements of the Company. The Company also has agreed in the Transaction Agreements to (i) enter into an exchange agreement pursuant to which the Unit Consideration may be exchanged for shares of Class A Common Stock (the “Exchange Consideration” and, together with the SPD Stock Consideration, the “Stock Consideration”) and (ii) enter into an amendment to its registration rights agreement on or prior to the closing of the first exchange to provide for the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Stock Consideration. The Transaction Agreements provide that no more than 75 million shares of Class A Common Stock will be issued as Stock Consideration, subject in certain circumstances to the Company’s option to increase such limit.

The Unit Consideration and Stock Consideration will not be registered under the Securities Act or other applicable securities laws, in reliance upon the exemption set forth in Section 4(a)(2) under the Securities Act. The Exchange Consideration will be issued in reliance upon the exemptions set forth in Sections 3(a)(9) and/or 4(a)(2) under the Securities Act.

Each Transaction Agreement contains customary representations, warranties and covenants of the Company, the Partnership and the Sellers. Among other things, (i) the Company has agreed to convene and hold a meeting of its stockholders for the purpose of obtaining approval of the transactions contemplated by each Transaction Agreement under Nasdaq’s listing rules, and (ii) the Sellers have agreed to amend and restate the existing organizational and governance documents of the Asset Class Entities to reflect certain governance updates and reclassify existing equity interests of the Asset Class Entities to facilitate the transactions contemplated by each Transaction Agreement.

The consummation of the transactions contemplated by each Transaction Agreement is subject to customary conditions, including (i) the receipt of required regulatory approval (including the expiration or termination of any applicable waiting period (and any extension thereof) under applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976); (ii) the receipt of the approval of the Company’s stockholders; (iii) the absence of any law or injunction preventing the consummation of the transactions contemplated by each Transaction Agreement; (iv) the completion of certain governance updates or reclassification transactions at the Asset Class Entity, and (v) the accuracy of the parties’ representations and warranties (subject to customary materiality qualifiers).

Each Transaction Agreement may be terminated by the parties to such Transaction Agreement under certain circumstances, including: (i) by mutual written consent of the Partnership, the Asset Class Head (or in the case of SPD, the Seller) and the persons owning a majority of the equity interests of the Asset Class Entity (other than the Company and the Partnership) (the “Majority Holders”), and (ii) by either the Partnership or the Majority Holders, if any exchange has not occurred on or before the first anniversary of the applicable reference date (other than with respect to certain contemplated skipped exchanges).

This description of the Transaction Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreements, copies of which are attached to this Current Report on Form 8-K, respectively as Exhibits 2.1, 2.2 and 2.3 and incorporated by reference into this Item 1.01. The Transaction Agreements have been attached to provide investors with information regarding its terms. It is not intended to provide any other factual or disclosure information about the Company or the other parties to the Transaction Agreements. In particular, the assertions embodied in the representations and warranties contained in the Transaction Agreements are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Transaction Agreements. The confidential disclosure schedules may contain information that modifies, qualifies and creates exceptions to the representations and warranties in the Transaction Agreements and were used for the purpose of allocating risk between the parties rather than establishing matters as facts. The Transaction Agreements contain representations, warranties and covenants by the parties to the Transaction Agreements, and those representations, warranties and covenants may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors. Accordingly, investors should not rely on the representations, warranties and covenants in the Transaction Agreements, or any description thereof, as characterizations of the actual state of facts or conditions. Investors should review the Transaction Agreements, or any descriptions thereof, not in isolation, but only in conjunction with the other information about the Company that it includes in reports, statements and other filings it makes with the Securities and Exchange Commission.

Some of the statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements, which include, but are not limited to, expectations regarding the proposed transactions in the Transaction Agreements, reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this Current Report on Form 8-K should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the proposed transactions; the timing to consummate the proposed transactions and the risk that the proposed transactions may not be completed at all or the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreements; the risk that the conditions to closing of the proposed transactions may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the proposed transaction; legislative, regulatory and economic developments; the diversion of management’s time on transaction-related issues; and any other conditions to the Transaction Agreements that are not satisfied or the proposed transactions otherwise do not occur. The Company can give no assurance that the conditions to the proposed transactions will be satisfied, or that it will close within the anticipated time period. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” in our annual report on Form 10-K for the fiscal year ended March 31, 2023, and in our subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

J.P. Morgan Securities LLC acted as financial advisor to the Company.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01.	Other Events.

Concurrently with the execution of the Transaction Agreements, the Class B Committee (the “Class B Committee”) under the Company’s Stockholders Agreement, dated as of September 20, 2021, entered into a support agreement with the Company (the “Support Agreement”) pursuant to which the Class B Committee agreed to vote all of the shares of capital stock of the Company that the Class B Committee has a right to vote in favor of the transactions. The Support Agreement terminates upon the earliest to occur of (i) the receipt of the stockholders approval required by the Transaction Agreements, (ii) the closing of any exchange, (iii) the termination of any Transaction Agreement, and (iv) the mutual written consent of the parties. The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Support Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Group Real Estate LP, Jeffrey Giller, solely in his capacity as a seller representative, and the seller parties signatory thereto.

2.2*	Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Group Real Assets LP, James O’Leary, solely in his capacity as a seller representative, and the seller parties signatory thereto.

2.3*	Transaction Agreement, dated February 7, 2024, by and among StepStone Group Inc., StepStone Group LP, StepStone Europe Limited, Swiss Capital Alternative Investments AG, Marcel Schindler, solely in his capacity as a seller representative, and SC Partner LP.

99.1	Support Agreement, dated February 7, 2024, by and among the Class B Committee and the Company.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2024	StepStone Group Inc.

	By:	/s/ Scott Hart
Scott Hart
Partner and Chief Executive Officer